UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2026

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On January 8, 2026, Merit Medical Systems, Inc. (“Merit”) issued a press release announcing (i) its preliminary unaudited revenue earned for the quarter ended December 31, 2025, and (ii) its plans to report its fourth quarter and year ended 2025 financial results and issue its fiscal year 2026 guidance. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The preliminary unaudited revenue information presented in the press release is based upon Merit’s current expectations and may be adjusted as a result of, among other things, completion of customary financial review and audit procedures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed in the attached press release, Fred P. Lampropoulos resigned as a director and Chair of Merit’s Board of Directors (the “Board”), effective January 4, 2026, citing personal reasons. This followed the conclusion of Mr. Lampropoulos’ employment as Executive Chair of the Board on January 3, 2026 pursuant to Merit’s CEO Transition Agreement, and his resignation as Merit’s President and Chief Executive Officer.

Mr. Lampropoulos’ resignation is not the result of a dispute or disagreement with Merit’s management or the Board , nor any matter related to Merit’s financial reporting, internal controls, operations, policies, or business practices.

On January 7, 2026, Merit entered into a consulting agreement with Mr. Lampropoulos pursuant to which Mr. Lampropoulos agreed to provide consulting services to Merit for a three-month period in exchange for consulting fees of $250,000 per month.

Following Mr. Lampropoulos’ resignation, the Board appointed F. Ann Millner, Ed.D., formerly Merit’s Lead Independent Director, as Chair of the Board, effective January 5, 2026. Also, effective January 5, 2026, the Board voted unanimously to reduce its size from eleven members to ten members

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including the exhibit attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Merit under the Securities Act of 1933, as amended, or the Exchange Act.

In the press release attached as Exhibit 99.1 to this report, Merit makes reference to a financial measure that differs from that presented in accordance with U.S. generally accepted accounting principles (“non-GAAP measure”). Reconciliation of this non-GAAP measure to the comparable GAAP financial measure is included in the attached press release.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1

Press Release, dated January 8, 2026, entitled “Merit Medical Appoints F. Ann Millner as Chair of the Board and Announces Projected Preliminary Unaudited Revenue Results for the Fourth Quarter of 2025”.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: January 8, 2026	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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